Exhibit 10.9

GUARANTY

     WHEREAS, JPMORGAN CHASE BANK NA, a banking corporation with an office for the transaction of business at 12 Corporate Woods Boulevard, Albany, New York 12211 (the "Lender") is requested from time to time to extend credit to MAPINFO CORPORATION, a Delaware business corporation duly qualified to do business in the State of New York with an office and place of business at 1 Global View, Troy, New York 12180 (the "Borrower"); and

WHEREAS, the Lender is unwilling to extend credit to the Borrower unless it receives this guaranty (the "Guaranty"), and

WHEREAS, the undersigned (the "Guarantor") is willing to provide this Guaranty in order to induce the Lender to enter into this Guaranty.

NOW, THEREFORE, in order to induce the Lender to extend credit to the Borrower and for other good and valuable consideration exchanged between the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the undersigned (the "Guarantor") hereby guaranties absolutely, unconditionally and irrevocably to the Lender the punctual payment and performance of all obligations now or in the future due the Lender by the Borrower, whether directly or indirectly (the "Indebtedness"), and the payment and performance of all notes and other evidences of indebtedness evidencing the same (collectively the "Promissory Notes") and all documents given to or held by the Lender in connection the Indebtedness and all extensions, modifications, renewals and replacements thereof and advances thereunder. Without limiting the foregoing, the term Indebtedness whenever used herein shall include all Indebtedness due or to become due the Lender in connection with that certain revolving credit facility in the principal amount of $15,000,000.00 and a term loan in the amount of $3,000,000 being established by the Lender for the Borrower pursuant to an Amended and Restated Credit Agreement dated effective as of March 31, 2003, as subsequently amended by agreements effective as of March 31, 2004 and March 31, 2005.

This Guaranty shall remain in full force and effect until the Lender's commitment to extend credit to the Borrower has been cancelled and all Indebtedness has been paid in full.

The Guarantor consents that, from time to time, and before or after any default by the Borrower, and with or without notice to the Guarantor, and without the consent of the Guarantor, any collateral, if any, at any time held by, pledged to or available to the Lender as security for the Indebtedness, this Guaranty or any other guarantees of the Indebtedness, may be exchanged, surrendered, compromised or released and the liability of the Borrower or any guarantor, including the Guarantor, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, or any default with respect thereto waived, and the Lender may fail to set off and may release, in whole or in part, the balance of any deposit account or credit on its books in favor of the Borrower, or any guarantor, including the Guarantor, and may generally deal with the Borrower, any guarantor, including the Guarantor, or any collateral pledged as security for the Indebtedness or any guaranty, as the Lender may see fit, and the Guarantor shall remain bound under this Guaranty, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, compromise, waiver, or other dealings.

The Guarantor hereby waives:

(a)     Notice of acceptance of this Guaranty;

(b)     Presentment and demand for payment of the Indebtedness and/or the Promissory Notes;

(c)     Protest and notice of protest, dishonor or default of the Guarantor or to any other party with respect to the Indebtedness;

(d)     Notice of advances of the Indebtedness or payments received thereon, and

(e)     Any and all notices to which the Guarantor might otherwise be entitled to.

This Guaranty is a guaranty of payment and not of collection and the Guarantor hereby waives the right to require that any action be brought first against the Borrower or any guarantor, including the Guarantor, or any collateral, if any, pledged as security for the Indebtedness or this Guaranty, or to require that resort be made to any collateral, if any, pledged as security for the Indebtedness or this Guaranty, or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower, or any guarantor, including the Guarantor.

The release or compromise of any liabilities hereunder of the Borrower, or any guarantor, including the Guarantor, shall not operate to revoke or impair this Guaranty.

Notwithstanding the termination or cancellation of this Guaranty, the Guarantor agrees that the Guarantor's obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment, or any part thereof, of the indebtedness is rescinded or must otherwise be restored by the Lender upon bankruptcy, insolvency or reorganization of the Borrower, any guarantor, including the Guarantor, or otherwise.

Until the Indebtedness has been paid in full, the Guarantor: (i) shall have the right of subrogation as against the Borrower and/or any guarantors, (ii) waives any right to enforce any remedy which the Lender may have against the Borrower, or any guarantor, (iii) waives any right to participate in the Loan or any security for the Indebtedness, and (iv) waives any right, or claim of right, to cause a marshaling of the Borrower's assets.

The Guarantor expressly agrees not, at any time, to insist upon or plead, or in any manner claim or take advantage of any appraisement, valuation, stay, extension or redemption laws, now or hereinafter in force, which may delay, prevent, impair or otherwise affect the payment and performance by the Guarantor of the Guarantor's obligations under this Guaranty.

The Guarantor agrees that any words of general scope or meaning used herein shall not be limited or restricted in meaning to or by any specific or particular words used herein. No delay or failure on the part of any such rights. No notice to or demand on the Guarantor shall operate as a waiver of any of the terms hereof or of the rights of the Lender to take action without demand on the Guarantor as provided herein. In no event shall any modification or waiver of any of the provisions of this Guaranty be effective, unless in writing and signed by the Lender. Any such waiver shall be applicable only to the extent of the specific instance for which it is given.

This Guaranty is and shall be deemed to be made under and pursuant to the laws of the State of New York and shall, in all respects, be governed, construed, applied and enforced in accordance with the laws of that State. The Guarantor agrees that any suit; action or proceeding, arising under or in connection with this Guaranty, shall be before a court without a jury. In the event that the Lender engages an attorney, not a salaried employee, to enforce any of the Lender's rights hereunder or under any document given to the Lender in connection with the Indebtedness, the Guarantor agrees to pay the Lender all reasonable attorneys fees and other expenses incurred, whether or not an action or proceeding is commenced, including those incurred in any bankruptcy or insolvency proceeding.

The Guarantor hereby submits to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty. In the furtherance of such agreement, the Guarantor hereby agrees and consents that, without limiting other methods of obtaining personal jurisdiction over undersigned in any such action or proceeding, jurisdiction may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with such action or proceeding may be served upon the Guarantor by registered or certified mail, or by personal service at the last known address of the Guarantor, whether such address be within or without the jurisdiction of any such court, with a copy to the Vice President of Finance of the Borrower, One Global View, Troy, New York 12180. The undersigned hereby agrees that the venue of any litigation arising in connection with the Indebtedness or with respect to this Guaranty and the obligations of the Guarantor hereunder shall be in Albany County, New York.

This Guaranty shall also be considered an absolute, unconditional and irrevocable guaranty by the Guarantor of the Borrower's promises of indemnification made to the Lender pursuant to any and all documents, instruments and agreements given to the Lender by the Borrower in connection with the Indebtedness, and to that extent this Guaranty shall survive the payment of the Promissory Notes and the cancellation of this Guaranty.

The Guarantor hereby represents and warrants to the Lender that all necessary corporate action to authorize the Guarantor's execution and delivery of this Guaranty and its performance hereunder has been taken and that this Guaranty constitutes a legal and validly binding obligation of the Guarantor enforceable in accordance with its terms.

This Guaranty shall be binding upon the Guarantor and the successors and assigns, and shall inure to the benefit of and be enforceable by the Lender, its successors, transferees and assigns.

The dissolution or termination of existence of the Guarantor shall not operate to revoke or impair this Guaranty.

This Guaranty is made in the furtherance of the organizational purposes of the Guarantor and so is the Indebtedness due or to become due the Lender by the Guarantor's corporate parent.

While this Guaranty is in effect the Guarantor will provide to the Lender within thirty (30) days of request such financial information and other data as the Lender may request from time to time and timely comply with the terms and provisions of any loan agreements or other documents or instruments relating to the Indebtedness to which the Guarantor is a party.

Liability hereunder and under all documents, instruments and agreements evidencing the Indebtedness as between the Borrower and all guarantors, including the Guarantor, shall be both joint and several.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty to be effective as of the 3rd day of August, 2005.

SOUTHBANK SYSTEMS LIMITED

By: /s/ K. Wayne McDougall
Name: K. Wayne McDougall
Title: Director

MOLESEYE LIMITED

By: /s/ K. Wayne McDougall
Name: K. Wayne McDougall
Title: Director

GeoBUSINESS SOLUTIONS LIMITED

By: /s/ K. Wayne McDougall
Name: K. Wayne McDougall
Title: Director

STATE OF NEW YORK     )

                             )     ss.:

COUNTY OF RENSSELAER)

     On the 23rd day of June in the year 2005, before me personally came K. Wayne McDougall, to me known, who, being by me duly sworn, did depose and say that he/she/they reside(s) in                                   (if the place of residence is in a city, include the street and street number, if any, thereof); that he/she/they is/are the      (president or other officer or director or attorney in fact duly appointed)      of SOUTHBANK SYSTEMS LIMITED, the corporation described in and which executed the above instrument; and that he/she/they signed his/her/their name(s) thereto by authority of the Board of Directors of said corporation.

/s/ Matthew Hoff
Notary Public

STATE OF NEW YORK       )

                               )     ss.:

COUNTY OF RENSSELAER  )

     On the      23rd day of June, in the year 2005, before me personally came K. Wayne McDougall, to me known, who, being by me duly sworn, did depose and say that he/she/they reside(s) in                 (if the place of residence is in a city, include the street and street number, if any, thereof); that he/she/they is/are the      (president or other officer or director or attorney in fact duly appointed)      of MOLESEYE LIMITED, the corporation described in and which executed the above instrument; and that he/she/they signed his/her/their name(s) thereto by authority of the Board of Directors of said corporation.

/s/ Matthew Hoff
Notary Public

STATE OF NEW YORK     )

                              )     ss.:

COUNTY OF RENSSELAER)

     On the      23rd day of June, in the year 2005, before me personally came K. Wayne McDougall, to me known, who, being by me duly sworn, did depose and say that he/she/they reside(s) in                 (if the place of residence is in a city, include the street and street number, if any, thereof); that he/she/they is/are the      (president or other officer or director or attorney in fact duly appointed)      of GeoBUSINESS SOLUTIONS LIMITED, the corporation described in and which executed the above instrument; and that he/she/they signed his/her/their name(s) thereto by authority of the Board of Directors of said corporation.

/s/ Matthew Hoff
Notary Public